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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported): MAY 2, 2003


                                  GENUITY INC.
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               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                   000-30837                  74-2864824
(State or Other Jurisdiction  (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                      Identification No.)


    225 PRESIDENTIAL WAY, WOBURN, MA                              01801
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 (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's Telephone Number, including Area Code: (781) 865-2000

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                           This is Page 1 of 5 Pages.

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ITEM 5.  OTHER EVENTS

         On May 2, 2003, Genuity Inc., a Delaware corporation (the "Company"), issued a press release setting forth its statement regarding the recent trading activity in its common stock. A copy of the press release is attached as Exhibit
99.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  99.1 Press Release dated May 2, 2003 of Genuity Inc.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        GENUITY INC.


                                        By: /s/ Ira Parker
                                            ------------------------
                                            Name:  Ira Parker
                                            Title: President and CEO



Date: May 2, 2003


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                                  EXHIBIT INDEX



EXHIBIT NO.                DESCRIPTION OF EXHIBITS                      PAGE
-----------                -----------------------                      ----
99.1             Press Release dated May 2, 2003 of Genuity Inc.          5


                                       4